UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. [    ] )

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☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

RIDGEWORTH FUNDS

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RIDGEWORTH FUNDS

RIDGEWORTH MARYLAND MUNICIPAL BOND FUND

3333 PIEDMONT ROAD, SUITE 1500

ATLANTA, GA 30305

March 1, 2012

Dear Shareholder:

On behalf of the Board of Trustees of RidgeWorth Funds, we are pleased to invite you to a Special Meeting of Shareholders of the RidgeWorth Maryland Municipal Bond Fund (the “Fund”) to be held at 10:00 a.m. Eastern time, on April 9, 2012 at the offices of RidgeWorth Funds, 3333 Piedmont Road, Suite 1500, Atlanta, Georgia (the “Meeting”). At the Meeting, you will be asked to approve a change to a fundamental investment policy of the Fund, which will permit the Fund to transition from a Maryland municipal bond fund to a short-term municipal bond fund.

The details of the proposed change are set forth in the proxy statement which accompanies this letter. We encourage you to read it thoroughly. In addition, we have included a list of commonly asked questions and answers on the next page.

Most shareholders cast their votes by telephone or via the internet. PLEASE REFER TO YOUR PROXY CARD for simple instructions on how to vote by telephone, mail or the internet.

YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES YOU OWN. In order to conduct the Meeting, a majority of shares must be represented in person or by proxy vote. Please vote promptly. It is important that your vote be received by the close of business on April 2, 2012.

We thank you for your continued confidence and support of the RidgeWorth Funds.

Sincerely,

Julia Short
President
RidgeWorth Funds

QUESTIONS & ANSWERS

FOR THE SPECIAL MEETING OF SHAREHOLDERS OF

RIDGEWORTH MARYLAND MUNICIPAL BOND FUND (the “Fund”)

Q.	What am I being asked to vote on?

A.	You are being asked to approve a change to the Fund’s current fundamental investment policy of investing at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities, including securities subject to the U.S. federal alternative minimum tax, with income exempt from regular U.S. federal income tax and Maryland state income tax. The proposed new fundamental policy would require the Fund to invest at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities. The Fund will invest primarily in short-term municipal securities. RidgeWorth Investments, the investment adviser to the Fund (the “Adviser”) defines short-term municipal securities as municipal securities with remaining maturities of 5 years or less.

Q.	Why is the Board of Trustees proposing this change to the Fund’s fundamental investment policy?

A.	Despite the Fund’s strong performance, due to pressures on municipal securities and a continuing reduction in distribution demand, assets have continued to decline. As a result of the Fund’s dwindling size and the increased compression in the Maryland municipal bond marketplace, effectively managing this Maryland state-specific fund in compliance with the investment limitations and guidelines has become increasingly challenging. The market has seen similar impacts to other state-specific municipal bond funds and other recent reorganizations of these funds into larger national funds.

If the new fundamental investment policy is approved, the Adviser will transition the Fund to a short-term municipal bond fund. The Adviser believes, and the Board considered, that the proposed new investment strategy would broaden the pool of investable securities to a national level, thereby preserving the ability of the portfolio management team to manage the Fund in a diversified and compliant fashion, and expanding the distribution appeal of the Fund to shareholders outside of Maryland. In addition, the new strategy will preserve current and future shareholders’ ability to receive income exempt from U.S. federal income taxes. Note that the new strategy will not provide income exempt from Maryland income tax. The short-term municipal bond fund will also complement the existing RidgeWorth Funds tax-exempt suite by adding a short-term product to the intermediate- to long-term line up.

Q.	Will any other policies change?

A.	Yes. The Board has approved certain other changes that will take effect only if shareholders approve the proposed change to the Fund’s fundamental investment policy. These include:

•	renaming the Fund as the “RidgeWorth Short-Term Municipal Bond Fund”,

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•	adopting a new investment objective, strategy and policies consistent with its new name,

•	reducing the investment advisory fee from 55 basis points to 35 basis points in conjunction with the strategy change, and

•	changing the Fund’s benchmark index.

Please refer to the attached proxy statement for more information about these changes.

Q.	Will portfolio management change?

A.	On November 18, 2011, the portfolio management of the Fund changed from George Calvert to Ronald Schwartz, CFA and Dusty Self. Mr. Schwartz and Ms. Self would continue to manage the Fund.

Mr. Schwartz currently serves as Managing Director of StableRiver Capital Management LLC (“StableRiver” or the “Subadviser”), the investment subadviser for the Fund, and has more than 30 years of experience in the industry. In addition to the Fund, he currently manages the High Grade Municipal Bond Fund and the Investment Grade Tax-Exempt Bond Fund. Ms. Self currently serves as Director of StableRiver, and has more than 17 years of experience in the industry.

Q.	Who can vote?

A.	All shareholders of the Fund as of February 22, 2012 are eligible and entitled to vote.

Q.	How does RidgeWorth Funds’ Board of Trustees recommend that I vote?

A.	After careful consideration, the Board of Trustees of the RidgeWorth Funds unanimously recommends that you vote “FOR” the proposal.

Q. How can I vote?

A.	You may vote in person, by mail, telephone or internet. Please refer to the instructions on the next page for information regarding voting. If your proxy is properly returned by the close of business on April 2, 2012, your proxy will be voted in accordance with your instructions. If a proxy card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares “FOR” the proposal.

Q.	Who should I call with questions about this proxy?

A.	If you have any questions regarding this proxy, please contact your financial intermediary or the RidgeWorth Funds directly at 1-888-784-3863.

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PLEASE VOTE THE ENCLOSED PROXY CARD.

YOUR VOTE IS IMPORTANT!

For your convenience, there are three ways to vote.

VOTE BY MAIL

1.	Read the accompanying proxy statement.

2.	Check the appropriate box on the proxy card.

3.	Sign and date the proxy card.

4.	Return the proxy card in the envelope provided.

VOTE BY TELEPHONE

It’s fast, convenient, and your vote is immediately confirmed and posted.

1.	Read the accompanying proxy statement and have the proxy card at hand.

2.	Call the toll-free number that appears on your proxy card.

3.	Enter your control number located on your proxy card.

4.	Follow the simple recorded instructions.

VOTE BY INTERNET

It’s fast, convenient, and your vote is immediately confirmed and posted. Additionally, you can receive all future materials by internet.

1.	Read the accompanying proxy statement.

2.	Go to www.proxyvote.com.

3.	Enter your control number located on your proxy card.

4.	Follow the simple instructions.

BENEFITS OF TELEPHONE AND INTERNET VOTING:

•	Immediate voting results.

•	Voting 7 days a week, 24 hours a day (except day of the Meeting).

DO NOT RETURN YOUR PROXY VOTING CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

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RIDGEWORTH FUNDS

RIDGEWORTH MARYLAND MUNICIPAL BOND FUND

3333 PIEDMONT ROAD, SUITE 1500

ATLANTA, GA 30305

Notice of Special Meeting of Shareholders

To be held on April 9, 2012

Notice is hereby given that a Special Meeting of Shareholders of the RidgeWorth Maryland Municipal Bond Fund (the “Fund”), a series of RidgeWorth Funds (the “Trust”), will be held at the offices of RidgeWorth Funds, 3333 Piedmont Road, Suite 1500, Atlanta, Georgia 30305 on April 9, 2012 at 10:00 a.m. Eastern time (the “Meeting”). The Meeting is being called for the purposes of considering the proposal set forth below and to transact such other business as may be properly brought before the Meeting.

1.	To approve a change to the Fund’s current fundamental investment policy of investing at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities, including securities subject to the U.S. federal alternative minimum tax, with income exempt from regular U.S. federal income tax and Maryland state income tax to investing at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities; and

2.	To transact such other business as may properly be brought before the Meeting.

Proposal 1 is described in the attached proxy statement. The Board of Trustees of the Trust unanimously recommends that you vote in favor of the Proposal 1.

Shareholders of record as of the close of business on February 22, 2012 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

Shareholders are requested to execute and return promptly the accompanying proxy card, which is being solicited by the Board of Trustees of the Trust. You may execute the proxy card by one of the three methods described in the proxy card. Returning the proxy card is important to ensure a quorum at the Meeting. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person. Do not return the proxy voting card if you are voting by telephone or internet. It is important that your vote is received by the close of business on April 2, 2012.

Julia Short
President

Dated: March 1, 2012

RIDGEWORTH FUNDS

RIDGEWORTH MARYLAND MUNICIPAL BOND FUND

3333 PIEDMONT ROAD, SUITE 1500

ATLANTA, GA 30305

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

April 9, 2012

This proxy statement is furnished by the Board of Trustees (the “Board”) of RidgeWorth Funds (the “Trust”) in connection with the solicitation of proxies for use at the special meeting of shareholders of the RidgeWorth Maryland Municipal Bond Fund (the “Fund”), a series of the Trust, to be held on April 9, 2012, at 10:00 a.m. Eastern time, or at any adjournment thereof, at the offices of the Trust, 3333 Piedmont Road, Suite 1500, Atlanta, Georgia 30305 (the “Meeting”). It is expected that the Notice of Meeting, this proxy statement, and proxy card will be mailed to shareholders on or about March 1, 2012.

Summary

At the Meeting, shareholders of the Fund will be asked to vote on the following proposal:

1.	To approve a change to the Fund’s current fundamental investment policy of investing at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities, including securities subject to the U.S. federal alternative minimum tax, with income exempt from regular U.S. federal income tax and Maryland state income tax to investing at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities; and

2.	To transact such other business as may properly be brought before the Meeting.

If you do not expect to be present at the Meeting and wish your shares to be voted, please vote your proxy by mail, telephone or internet allowing sufficient time for the proxy to be received on or before the close of business on April 2, 2012. If your proxy is properly returned by that date, shares represented by your proxy will be voted at the Meeting in accordance with your instructions. However, if no instructions are specified on the proxy with respect to the Proposal 1, the proxy will be voted FOR the approval of the proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Meeting. Shareholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Trust, by delivering a subsequently dated proxy, or by attending and voting in person at the Meeting.

The close of business on February 22, 2012 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournment thereof. Each full share will be entitled to one vote at the Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. At the close of business on the Record Date, as shown on the books of the Trust, 366,550.27 A Shares and 663,624.04 I Shares of the Fund were issued and outstanding.

Expenses

The expenses of the Meeting will be borne by the Adviser. The solicitation of proxies will be largely by mail, but may include telephonic, internet or oral communication by officers and services providers of the Trust.

The Fund’s Semi-Annual Report for the period ended September 30, 2011 and the Annual Report for the fiscal year ended March 31, 2011 were previously furnished to shareholders. Shareholders may request an additional copy of the Semi-Annual Report or the Annual Report, which will be provided without charge, by writing to the Trust at P.O. Box 8053, Boston, MA 02266-8053, by calling 1-888-784-3863, or by accessing the Trust’s website at www.ridgeworth.com, or on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. A copy of this proxy statement is also available via the Internet at the Internet address provided on the proxy card.

PROPOSAL 1

APPROVAL OF CHANGE TO A

FUNDAMENTAL INVESTMENT POLICY OF THE FUND

At its November 15, 2011 meeting, the Board, upon the recommendation of the Adviser unanimously approved a proposal to change one of the Fund’s fundamental investment policies as follows:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities, including securities subject to the U.S. federal alternative minimum tax, with income exempt from regular U.S. federal income tax and Maryland state income tax.	The Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities.

Despite the Fund’s strong performance, due to pressures on municipal securities and a continuing reduction in distribution demand, assets have continued to decline. In addition, the Board noted that as a result of the Fund’s dwindling size and the increased compression in the Maryland municipal bond marketplace, effectively managing this Maryland state-specific fund in compliance with the investment limitations and guidelines has become increasingly challenging. The market has seen similar impacts to other state-specific municipal bond funds and other recent reorganizations of these funds into larger national funds.

If the new fundamental investment policy is approved, the Adviser will transition the Fund to a short-term municipal bond fund. The Adviser defines short-term municipal securities as municipal securities with remaining maturities of 5 years or less. The Adviser believes, and the Board considered, that the proposed new investment strategy would broaden the pool of investable securities to a national level, thereby preserving the ability of the portfolio management team to manage the Fund in a diversified and compliant fashion, and expanding the distribution appeal of the Fund to shareholders outside of Maryland. In addition, the new strategy will preserve current and future shareholders’ ability to receive income exempt from U.S. federal income taxes. Note that the new strategy will not provide income exempt from Maryland income tax. The short-term municipal bond fund will also complement the existing RidgeWorth Funds tax-exempt suite through the addition of a short-term product to the intermediate- to long-term line up.

The chart set forth below summarizes the differences between the Fund’s current investment strategy and the proposed new investment strategy:

	Current Strategy	Proposed Strategy

Name	RidgeWorth Maryland Municipal Bond Fund	RidgeWorth Short-Term Municipal Bond Fund

Investment Objective	The Fund seeks high current income exempt from regular federal income tax and Maryland income tax, consistent with the preservation of capital.	The Fund seeks to provide as high a level of total return through federally tax-exempt current income and capital appreciation as is consistent with the preservation of capital, primarily through investment in investment grade tax-exempt fixed-income securities.

Portfolio Manager	Ronald Schwartz and Dusty Self of StableRiver Capital Management LLC (the “Subadviser”).	Ronald Schwartz and Dusty Self of the Subadviser.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities, including securities subject to the U.S. federal alternative minimum tax, with income exempt from regular U.S. federal income tax and Maryland state income tax. Issuers of these securities can be located in Maryland, Puerto Rico and other U.S. territories and possessions. In addition, the Fund may invest a portion of its net assets in certain taxable debt securities.

In selecting investments for purchase and sale, the Subadviser tries to manage risk by buying primarily investment grade securities. Based on the Subadviser’s analysis of municipalities, credit risk, market trends and investment cycles, the Subadviser attempts to invest more of the Funds assets in undervalued sectors and less in overvalued sectors. The Subadviser may retain securities if the rating of the security falls below investment grade and the Subadviser deems retention of the security to be in the best interests of the Fund.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities. The Fund will invest primarily in short-term municipal securities. The Adviser defines short-term municipal securities as municipal securities with remaining maturities of 5 years or less. The issuers of these securities may be located in any U.S. state, territory or possession. The Fund may invest up to 20% of its assets in securities subject to the U.S. federal alternative minimum tax. The Fund may also invest a portion of its net assets in certain taxable debt securities.

In selecting investments for purchase and sale, the Subadviser, tries to manage risk as much as possible. Based on the Subadviser’s analysis of municipalities, credit risk, market trends and investment cycles, the Subadviser attempts to invest more of the Fund’s assets in undervalued market sectors and less in overvalued sectors. The Subadviser also tries to identify and invest in municipal issuers with improving credit and avoid those with deteriorating credit. The Subadviser may retain securities if the rating of the security falls below investment grade and the Subadviser deems retention of the security to be in the best interests of the Fund.

Principal Risks

A shareholder may lose money if he or she invests in the Fund.

Debt Securities Risk: Debt securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk, which is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Concentration Risk: The Fund’s concentration of investments in securities of issuers located in State of Maryland may subject the Fund to economic and government policies within the State.

Municipal Securities Risk: Municipal securities can be significantly affected by litigation, political or economic events, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Municipal securities backed by current or anticipated revenues from specific projects or assets can be negatively affected by the inability of the issuer to collect revenues for the projects or from the assets.

A shareholder may lose money if he or she invests in the Fund.

Debt Securities Risk: Debt securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk, which is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Municipal Securities Risk: Municipal securities can be significantly affected by litigation, political or economic events, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Municipal securities backed by current or anticipated revenues from specific projects or assets can be negatively affected by the inability of the issuer to collect revenues for the projects or from the assets. The issues currently facing the national economy are negatively impacting the economic performance of many issuers of municipal securities. Municipal obligations may be more susceptible to downgrades or defaults during periods of economic stress, which could have an adverse effect on the market prices of municipal bonds and thus on the value of the Fund’s investments.

Duration and Maturity

Duration: Ranges from 4 to 6 years.

Average Weighted Maturity: There are no limits on the Fund’s average weighted maturity.

Remaining Maturities: There are no limits on remaining maturities of individual securities.

Duration: Expected to range from 1 to 3 years.

Average Weighted Maturity: The Subadviser anticipates that the Fund’s average weighted maturity will range from 1 to 3 years.

Remaining Maturities: The Fund intends to invest primarily in municipal securities with remaining maturities of 5 years or less.

Advisory Fee	0.55% of the Fund’s average daily net assets	0.35% of the Fund’s average daily net assets

Shareholder Servicing Fee	None	Up to 0.15% of the Fund’s average daily net assets

Expense Ratios[1]		I Shares	A Shares		I Shares	A Shares
	Advisory	0.55%	0.55%	Advisory	0.35%	0.35%
	12b-1 fees	None	0.15%	12b-1 fees	None	0.15%
	Acquired fund fees and expenses[2]	0.01%	0.01%	Acquired fund fees and expenses	0.01%	0.01%
	Other expenses	0.13%	0.13%	Other expenses	0.13%	0.13%
	Total expenses[3]	0.68%	0.83%	Total expenses	0.48%	0.63%

Benchmark Index	Barclays U.S. Municipal Bond Index, which covers the U.S. dollar-denominated long-term tax-exempt bond market and it consists of four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.			Barclays 1-3 Year Municipal Bond Index, which is an unmanaged index that is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds, and is frequently used as a general measure of tax-exempt bond market performance.

If shareholders approve Proposal 1, the Fund will adopt the proposed new fundamental investment policy, which may subsequently be changed only with shareholder approval. The Fund will also be renamed the “RidgeWorth Short-Term Municipal Bond Fund” and its investment objective, strategies and policies, consistent with its new name, will change as discussed in detail above. The Board may change the Fund’s objective, strategies, non-fundamental investment policies and restrictions without shareholder approval. If shareholders do not approve Proposal 1, the Board will consider other appropriate actions. Such actions may include liquidation of the Fund.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS APPROVE THE PROPOSED CHANGE TO THE FUND’S FUNDAMENTAL INVESTMENT POLICY.

OTHER BUSINESS

The Board does not know of any matters to be presented at the Meeting other than those set forth in this proxy statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

Required Vote

The approval of Proposal 1 requires the affirmative vote of a majority of the outstanding voting securities of the Fund. With respect to the approval, the term “majority of the outstanding voting securities” means the vote of (a) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund, whichever is less.

[1]	As of March 31, 2011 for the Current Strategy.
[2]	“Acquired Fund Fees and Expenses” reflect the Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies.
[3]

The Funds’ investment adviser (the “Adviser”) and the Subadviser had contractually agreed to waive fees and reimburse expenses until at least August 1, 2012 in order to keep the Total Annual Fund Operating Expenses (excluding, as applicable, taxes, brokerage commission, substitute dividend expenses on securities sold short, extraordinary expenses and acquired fund fees and expenses) from exceeding 0.80% and 0.65% for the A Shares and I Shares, respectively. This agreement shall terminate upon the termination of the Investment Advisory Agreement between RidgeWorth Funds and the Adviser, or it may be terminated upon written notice to the Adviser by RidgeWorth Funds.

The persons named in the accompanying proxy intend, in the absence of contrary instructions, to vote all proxies on behalf of the shareholder for the approval of Proposal 1. If you return your proxy but give no voting instructions, your shares will be voted FOR Proposal 1. If Proposal 1 is not approved by the shareholders of the Fund, then the fundamental investment objective will remain in effect with respect to the Fund, while the Board considers an alternative course of action, including the possible liquidation of the Fund.

ADDITIONAL INFORMATION

Adviser

RidgeWorth Capital Management, Inc., located at 3333 Piedmont Road, Suite 1500, Atlanta, Georgia 30305, serves as the investment adviser to the Fund.

Administrator

State Street Bank and Trust Company, which has its principal business offices at One Lincoln Street, Boston, MA 02111, serves as the Fund’s administrator.

Distributor

RidgeWorth Distributors LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the Fund’s distributor.

5% Shareholders

As of the Record Date, the following were the only persons who were record owners or, to the knowledge of the Trust, were beneficial owners of 5% or more of the outstanding shares of a class of the Fund:

Class	No. of Shares	Percent of the Class Total Assets held by the Shareholder
Class A
Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	29,702.17	8.1%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	18,623.55	5.1%

NFS LLC FEBO Stanley J. Turonis 3813 Oliver Street Hyattsville, MD 20782-3031	18,653.48	5.1%

NFS LLC FEBO Hazel Wins TTEE Hazel Wins Revocable Trust 2008 Beechwood Road Hyattsville, MD 20783-2816	31,991.67	8.7%

Class I
RidgeWorth Capital Management Inc. 3333 Piedmont Road NE, Suite 1500 Atlanta, GA 30305-1760	459,981.60	69.3%

SEI Private Trust Company c/o Suntrust Bank Attn Mutual Funds Administrator One Freedom Valley Drive Oaks, PA 19456-9989	68,348.90	10.3%

SEI Private Trust Company c/o M T Bank ID337 Attn Mutual Funds Administrator One Freedom Valley Drive Oaks, PA 19456-9989	56,122.35	8.5%

As of February 22, 2012, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of the Fund.

Submission of Shareholder Proposals

The Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. As such, the Trust is not required to, and does not, have annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the Investment Company Act of 1940, as amended, or as required or permitted by the Declaration of Trust and By-Laws of the Trust.

Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. The Board will give consideration to shareholder suggestions as to nominees for the Board. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

Voting and Other Matters

The presence in person or by proxy of a majority of the outstanding shares of the Fund entitled to vote at the Meeting will constitute a quorum. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and “broker non-votes” (that is, proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners or other persons entitled to vote and for which the brokers or nominees do not have discretionary voting authority) will be treated as shares that are present for the purpose of establishing a quorum, but will not count toward approval of the proposal. For this reason, abstentions and broker non-votes effectively will be a vote against the proposal.

In the event that sufficient votes in favor of Proposal 1 are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods to permit further solicitation of proxies with respect to the proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. Abstentions and “broker non-votes” will not be counted for or against such proposal to adjourn. The persons named as proxies will vote in favor of adjournments with respect to a proposal those proxies that they are entitled to vote in favor of such proposal. They will vote against any such adjournment those proxies required to be voted against the proposal.

No business other than the matter described above is expected to come before the Meeting, but should any matter incident to the conduct of the Meeting or any question as to an adjournment of the Meeting arise, the persons named in the enclosed proxy card will vote thereon according to their best judgment in the interest of the Trust.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET, AS EXPLAINED IN THE INSTRUCTION ON YOUR PROXY CARD.

By Order of the Trustees,

Julia Short
President
RidgeWorth Funds

Dated: March 1, 2012

Appendix A

This Appendix A shows the investment goals and strategies that the Fund will adopt if shareholders approve Proposal 1. The Fund will change its name to “RidgeWorth Short-Term Municipal Bond Fund” and adopt new investment goals and strategies consistent with this name.

Investment Objective

The Fund seeks to provide as high a level of total return through federally tax-exempt current income and capital appreciation as is consistent with the preservation of capital, primarily through investment in investment grade tax-exempt fixed-income securities.

Principal Investment Strategy

The Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities. The Fund invests primarily in short-term municipal securities. The Adviser defines short-term municipal securities as municipal securities with remaining maturities of 5 years or less. The issuers of these securities may be located in any U.S. state, territory or possession. The Fund may invest up to 20% of its assets in securities subject to the U.S. federal alternative minimum tax. The Fund may also invest a portion of its net assets in certain taxable debt securities.

In selecting investments for purchase and sale, the Fund’s Subadviser, StableRiver Capital Management LLC (the “Subadviser”), tries to manage risk as much as possible. Based on the Subadviser’s analysis of municipalities, credit risk, market trends and investment cycles, the Subadviser attempts to invest more of the Fund’s assets in undervalued market sectors and less in overvalued sectors. The Subadviser also tries to identify and invest in municipal issuers with improving credit and avoid those with deteriorating credit. The Subadviser anticipates that the Fund’s average weighted maturity will range from 1 to 3 years. The Fund invests in securities rated investment grade by at least one national securities rating agency or unrated securities that the Subadviser believes are of comparable quality. The Subadviser may retain securities if the rating of the security falls below investment grade and the Subadviser deems retention of the security to be in the best interests of the Fund.

New Investment Advisory Fee

The investment advisory fee will be reduced from 55 basis points to 35 basis points in conjunction with the strategy change.

Benchmark Index

The Fund’s benchmark index will change from Barclays U.S. Municipal Bond Index to Barclays 1-3 Year Municipal Bond Index. The Barclays U.S. Municipal Bond Index covers the U.S. dollar-denominated long-term tax-exempt bond market and it consists of four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds. The Barclays 1-3 Year Municipal Bond Index is an unmanaged index that is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds, and is frequently used as a general measure of tax-exempt bond market performance.

YOUR VOTE IS IMPORTANT
PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, you do not need to mail your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	<XXXXX>1 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

Vote on Proposal
				For	Against	Abstain

1.                To approve a change to the Fund’s current fundamental investment policy of investing at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities, including securities subject to the U.S. federal alternative minimum tax, with income exempt from regular U.S. federal income tax and Maryland state income tax to investing at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities.

				☐	☐	☐

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

RIDGEWORTH FUNDS

RIDGEWORTH MARYLAND MUNICIPAL BOND FUND

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

SPECIAL MEETING OF SHAREHOLDERS – April 9, 2012

The undersigned hereby appoints Julie Tedesco and Odeh Stevens, or either of them (with full power to act in the absence of the other, each with full power of substitution), as his/her attorneys and proxies to vote and act with respect to all shares of the above referenced fund (the “Fund”), held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m. Eastern Time, on April 9, 2012, at the offices of RidgeWorth Funds, 3333 Piedmont Road, Suite 1500, Atlanta, Georgia, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matter referred to in the proxy statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting. If you simply sign this proxy, or don’t vote on the Proposal, your shares will be automatically be voted as the Board of Trustees recommends. Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE